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Exhibit 10.26


          PLEDGE AGREEMENT dated as of January 11, 2001, by and between LINDA M. AUTORE, an individual (the "Pledgor") and MOORE MEDICAL CORP., a Delaware
                            -------
corporation (the "Pledgee" or the "Company").
                  -------          -------

          WHEREAS, pursuant to that certain Recourse Promissory Note dated the date hereof (as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Note"), the Pledgee has agreed,
                                           ----
subject to the terms thereof, to make available to the Pledgor certain financial accommodations on the terms and conditions set forth in the Note;

          WHEREAS, it is a condition to the effectiveness of the Note and the extension of such financial accommodations under the Note that the Pledgor execute and deliver this Agreement; and

          WHEREAS, the Pledgor owns 50,000 shares of common stock, $.01 par value (the "Shares"), of the Company and will derive substantial direct benefit
            ------
from the financial accommodations to be made available pursuant to the Note.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  Pledge.
                      ------

          The Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Pledgee, and grants to the Pledgee a security interest in, all of the Pledgor's right, title and interest in, to and under the following (collectively, the "Pledged Collateral"): (a) the Shares
                              ------------------
(collectively, "Securities") of the Company; (b) any additional Securities of
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the Company as may hereafter at any time be delivered to the Pledgee by or on behalf of the Pledgor; (c) any cash or additional Securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, any of the property referred to in any of the immediately preceding clauses (a) and (b); and (d) any and all
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products and proceeds of any of the foregoing, together with and all other rights, titles, interests, powers, privileges and preferences pertaining to said property.

          SECTION 2.  Obligations Secured.
                      -------------------

          This Agreement is made, and the security interest created hereby is granted to the Pledgee, to secure the prompt performance and payment in full of the following (collectively, the "Secured Obligations"): (a) all obligations of
                                  -------------------
the Pledgor under this Agreement; (b) all obligations due and payable under the Note; and (c) any reasonable costs or expenses incurred by the Pledgee or Pledgee's counsel in connection with the realization of the security for which this Agreement provides, including, without limitation, any reasonable costs or expenses of any proceedings to which this Agreement may give rise.
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          SECTION 3.  Covenants.
                      ---------

          The Pledgor hereby unconditionally covenants and agrees that the Pledgor will not create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, any lien on any of the Pledged Collateral (or any interest therein), and will not sell, lease, assign, transfer or otherwise dispose of all or any portion of the Pledged Collateral (or any interest therein).

          SECTION 4.  Additional Securities.
                      ---------------------

          The Pledgor agrees that, until this Agreement has terminated in accordance with its terms, any certificates, instruments or other documents evidencing additional Securities of the Company at any time issued to the Pledgor or otherwise acquired by the Pledgor on or in connection with the Shares (such as, but not limited to, a stock dividend or stock split) shall be promptly delivered or otherwise transferred to the Pledgee, such additional Securities being additional Pledged Collateral and subject to the lien of, and the terms and conditions of, this Agreement.

          SECTION 5.  Registration in Nominee Name, Denominations.
                      -------------------------------------------

          The Pledgee shall have the right (in its sole and absolute discretion), to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as Pledgee or as sub-agent) or the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee. The Pledgor will promptly give to the Pledgee copies of any notices or other communications received by her with respect to Pledged Securities registered in the name of the Pledgor. The Pledgee shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger numbers of shares for any purpose consistent with this Agreement.

          SECTION 6.  Remedies upon Event of Default.
                      ------------------------------

               (a) In addition to any right or remedy that the Pledgee may have under the Note, any other loan documents or otherwise under applicable law, if an Event of Default shall have occurred and be continuing, the Pledgee may exercise any and all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction (the "Code")
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and may otherwise sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at a public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its discretion shall deem appropriate.

               (b) If an Event of Default shall have occurred and be continuing, in addition to exercising the power of sale herein conferred upon it, the Pledgee shall also have the option to proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

               (c) The rights and remedies of the Pledgee under this Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have.

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          SECTION 7.  Application of Proceeds of Sale and Cash.
                      -----------------------------------------

          The proceeds of any sale of the whole or any part of the Pledged Collateral, together with any other moneys held by the Pledgee under the provisions of this Agreement, following an Event of Default, shall be applied by the Pledgee in the following order:

               (a) First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including reasonable attorneys' fees incurred if the Pledgee endeavored to collect the Secured Obligations by or through an attorney at law;

               (b) Second: to the payment of the interest due upon any of the Secured Obligations, in any order which the Pledgee may elect;

               (c) Third: to the payment of the principal due upon any of the Secured Obligations in any order which the Pledgee may elect; and

               (d) Fourth: the balance (if any) of such proceeds shall be paid to the Pledgor or to whomsoever may be legally entitled thereto.

          SECTION 8.  Full Recourse Obligations.
                      --------------------------

          The Pledgor hereby acknowledges and agrees that the Pledgee's recourse against the Pledgor hereunder shall not be limited to the Pledged Collateral.

          SECTION 9.  Continuing Security Interest.
                      ----------------------------

          This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until it terminates in accordance with its terms. The Pledgor and the Pledgee hereby agree that the security interest created by this Agreement in the Pledged Collateral shall not terminate and shall continue and remain in full force and effect notwithstanding the transfer to the Pledgee of a portion of the Pledged Collateral.

          SECTION 10. Security Interest Absolute.
                      --------------------------

          All rights of the Pledgee hereunder, the grant of a security interest in the Pledged Collateral and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Note or any other loan document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of the payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Note, any other loan document, or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Secured Obligations).

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          SECTION 11. No Waiver.
                      ---------

          Neither the failure on the part of the Pledgee to exercise, nor the delay on its part in exercising, any right, power or remedy hereunder, nor any course of dealing between the Pledgee and the Pledgor, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy hereunder preclude any other or the further exercise thereof or the exercise of any other right, power or remedy.

          SECTION 12. Notices.
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          Notices, requests and other communications required or permitted hereunder shall be given in accordance with the applicable terms of the Note.

          SECTION 13. Governing Law; Jurisdiction; Waiver of Jury Trial.
                      -------------------------------------------------

               (a) All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of Connecticut without giving effect to any choice or conflict of law provision or rule (whether in the State of Connecticut or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Connecticut. In furtherance of the foregoing, the internal law of the State of Connecticut will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply. Notwithstanding the foregoing provisions of this Section 13, those provisions of this Agreement that relate to
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the internal governance of the Company and are required by Delaware General
Corporation Law to be governed by such, shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware.

               (b) Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties only in the courts of the State of Connecticut, County of Hartford, or, if it has or can acquire jurisdiction, in the United States District Court for the District of Connecticut, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein.

               (c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

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          SECTION 14. Amendments.
                      ----------

          No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 15. Binding Agreement; Assignment.
                      -----------------------------

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or any cash or property held by the Pledgee as collateral under this Agreement.

          SECTION 16. Termination.
                      -----------

          Upon payment in full in cash of all of the Secured Obligations, this Agreement shall terminate. Upon termination of this Agreement in accordance with its terms, the Pledgee agrees to take such actions as the Pledgor may reasonably request, and at the sole cost and expense of the Pledgor, (a) to return the Pledged Collateral to the Pledgor, and (b) to evidence the termination of this Agreement, including, without limitation, the filing of any releases or any termination statements under the Code.

          SECTION 17.  Severability.
                       ------------

          In case any provision of this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 18.  Headings.
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          Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

          SECTION 19.  Counterparts.
                       ------------

          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement.

          SECTION 20.  Definitions.
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          Terms not otherwise defined herein are used herein with the respective meanings given to them in the Note.

                                   * * * * *

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          IN WITNESS WHEREOF, the Pledgor has executed and delivered this Pledge
Agreement under seal as of this the date first written above.

                                  PLEDGOR:


                                          /s/ Linda M. Autore
                                  --------------------------------------------
                                          LINDA M. AUTORE


                                  PLEDGEE:


                                  MOORE MEDICAL CORP.,
                                   a Delaware corporation


                                  By:        /s/ Robert H. Steele
                                      ---------------------------------
                                      Name:  Robert H. Steele
                                      Title: Chairman of the Board

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